SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


               Date of Report
               (Date of earliest
               event reported): March 17, 1998


                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)


     Delaware                         1-7724                   39-0622040
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


              10801 Corporate Drive, Kenosha, Wisconsin 53141-1430 (Address of principal executive offices, including zip code)


                                 (414) 656-5200
                         (Registrant's telephone number)

   Item 5.     Other Events.

          Snap-on Incorporated, a Delaware corporation (the "Company"), is filing as Exhibit 99 to this Current Report on Form 8-K those portions of its fiscal 1997 Annual Report to Shareholders that the Company will incorporate by reference into and file as Exhibit 13 to the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 1998. The Company is doing so for the purpose of having certain precautionary statements intended to qualify for the safe harbor from litigation provided by the Private Securities Litigation Reform Act of 1995, which are contained in the filed materials, on file with the Securities and Exchange Commission.

          The relevant portions of the Company's 1997 Annual Report to Shareholders are attached hereto as Exhibit 99 and are incorporated herein by reference.

   Item 7.     Financial Statements and Exhibits.

          (c)  Exhibits.

          Exhibit
            No.          Description

           23       Consent of Arthur Andersen LLP

           99 Portions of the Snap-on Incorporated 1997 Annual Report to Shareholders

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SNAP-ON INCORPORATED


   Date:  March 17, 1998                By: /s/ Neil T. Smith
                                            Neil T. Smith
                                            Controller

                                  EXHIBIT INDEX

   Exhibit No.      Description

     23             Consent of Arthur Andersen LLP

     99 Portions of the Snap-on Incorporated 1997 Annual Report to Shareholders